UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest reported event): October 12, 2005

                           The Navigators Group, Inc.
             (Exact name of registrant as specified in its chapter)



    DELAWARE                        0-15886                      13-3138397
--------------------------------------------------------------------------------
   (State of                      (Commission                 (I.R.S. Employer
  organization)                   File Number)               Identification No.)



    One Penn Plaza, New York, NY                                   10119
--------------------------------------------------------------------------------
 (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (914) 933-6025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

           On October 12, 2005, The Navigators Group, Inc. issued a press release announcing that it priced its previously announced equity offering of 3,300,000 shares of common stock at $34.50 per share. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE NAVIGATORS GROUP, INC.
                                             --------------------------
                                             (Registrant)


                                             /s/    Bradley D. Wiley
                                             -----------------------------------
                                             Name:  Bradley D. Wiley
                                             Title: Senior Vice President,
                                                    Financial Compliance Officer
                                                    and Secretary



     Date: October 12, 2005

     INDEX TO EXHIBITS

Number    Description
------    -----------

 99.1     Navigators Prices Equity Offering